SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2006

BEAR STEARNS ASSET BACKED SECURITIES I LLC (as depositor under a Pooling and Servicing Agreement, dated as of January 1, 2006, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2006-AC1)

BEAR STEARNS ASSET BACKED SECURITIES I LLC

(Exact name of registrant as specified in its charter)

Delaware	333-125422	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
383 Madison Avenue New York, New York		10l79
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01      Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

Exhibit No.	Description
1.0	Terms Agreement dated as of January 31, 2006 to the Underwriting Agreement, dated as of January 10, 2006 between Bear, Stearns & Co., Inc. and Bear Stearns Asset Backed Securities I LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:	/s/ Joseph T. Jurkowski, Jr.
Name:	Joseph T. Jurkowski, Jr.
Title:	Vice President

Dated: March 2, 2006

EXHIBIT INDEX

Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description

1.0	Terms Agreement dated as of January 31, 2006 to the Underwriting Agreement, dated as of January 10, 2006 between Bear, Stearns & Co., Inc. and Bear Stearns Asset Backed Securities I LLC.